Exhibit 99.1

Essent Group Ltd. Announces Fourth Quarter & Full Year 2020 Results; Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--February 19, 2021--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended December 31, 2020 of $123.6 million or $1.10 per diluted share, compared to $147.0 million or $1.49 per diluted share for the quarter ended December 31, 2019. For the full year 2020, net income was $413.0 million, or $3.88 per diluted share, compared to $555.7 million, or $5.66 per diluted share for 2019.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.16 per common share. The dividend is payable on March 19, 2021, to shareholders of record on March 10, 2021.
"2020 was a challenging year for our country and economy, however, we were pleased with the confidence that our buy, manage and distribute operating model provides our stakeholders in navigating the COVID-19 environment,” said Mark A. Casale, Chairman and Chief Executive Officer. “During 2020, we were also pleased with housing’s resilience, which remains the bright spot in the economy entering 2021 as supply-demand imbalances and favorable first-time home buying trends persist which are positive for our franchise."
Fourth Quarter & Full Year 2020 Financial Highlights:
•Insurance in force as of December 31, 2020 was $198.9 billion, compared to $190.8 billion as of September 30, 2020 and $164.0 billion as of December 31, 2019.

•New insurance written for the fourth quarter was $29.6 billion, compared to $36.7 billion in the third quarter of 2020 and $15.8 billion in the fourth quarter of 2019.

•Net premiums earned for the fourth quarter were $222.3 million, compared to $222.3 million in the third quarter of 2020 and $207.7 million in the fourth quarter of 2019.

•The expense ratio for the fourth quarter was 16.6%, compared to 16.7% in the third quarter of 2020 and 19.9% in the fourth quarter of 2019.

•The provision for losses and LAE for the fourth quarter was $62.1 million, compared to a provision of $55.3 million in the third quarter of 2020 and a provision of $10.9 million in the fourth quarter of 2019.

•The percentage of loans in default as of December 31, 2020 was 3.93%, compared to 4.54% as of September 30, 2020 and 0.85% as of December 31, 2019.
◦As of January 31, 2021, the percentage of loans in default was 3.89%.

•The combined ratio for the fourth quarter was 44.5%, compared to 41.6% in the third quarter of 2020 and 25.1% in the fourth quarter of 2019.

•The consolidated balance of cash and investments at December 31, 2020 was $4.8 billion, including cash and investment balances at Essent Group Ltd. of $562.7 million.

•The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 11.1:1 as of December 31, 2020.

•On October 8, 2020, Essent Guaranty, Inc. obtained $399.2 million of fully collateralized excess of loss reinsurance coverage on mortgage insurance policies written by Essent in September 2019 through July 2020 from Radnor Re 2020-2 Ltd., a newly formed Bermuda special purpose insurer. Radnor Re 2020-2 Ltd. is not a subsidiary or an affiliate of Essent Group Ltd.

•On October 14, 2020, Essent Group Ltd. entered into an amended and restated credit facility, increasing to $625 million the committed capacity and extending the contractual maturity to October 16, 2023.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 833-287-0797 inside the U.S., or 647-689-4456 for international callers, using passcode 4848097 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-585-8367 inside the U.S., or 416-621-4642 for international callers, passcode 4848097.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.

Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the impact of COVID-19 and related economic conditions; changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 18, 2020, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Essent is committed to supporting environmental, social and governance ("ESG") initiatives that are relevant to the company and align with the companywide dedication to responsible corporate citizenship that positively impacts the community and people served. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter and Year Ended December 31, 2020

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Defaults, Reserve for Losses and LAE, and Claims
Exhibit K	Investments Available for Sale
Exhibit L	Insurance Company Capital
Exhibit M	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share amounts)	2020	2019	2020	2019
Revenues:
Direct premiums written	$245,437	$207,263	$922,851	$796,344
Ceded premiums	(31,194)	(10,770)	(88,738)	(35,499)
Net premiums written	214,243	196,493	834,113	760,845
Decrease in unearned premiums	8,096	11,178	28,451	16,580
Net premiums earned	222,339	207,671	862,564	777,425
Net investment income	20,949	21,977	80,087	83,542
Realized investment gains, net	564	833	2,697	3,229
Other income (loss)	3,347	(1,719)	9,806	3,371
Total revenues	247,199	228,762	955,154	867,567

Losses and expenses:
Provision for losses and LAE	62,073	10,929	301,293	32,986
Other underwriting and operating expenses	36,825	41,231	154,691	165,369
Interest expense	2,149	2,218	9,074	10,151
Total losses and expenses	101,047	54,378	465,058	208,506

Income before income taxes	146,152	174,384	490,096	659,061
Income tax expense	22,550	27,426	77,055	103,348
Net income	$123,602	$146,958	$413,041	$555,713

Earnings per share:
Basic	$1.10	$1.50	$3.89	$5.68
Diluted	1.10	1.49	3.88	5.66

Weighted average shares outstanding:
Basic	111,908	97,830	106,098	97,762
Diluted	112,310	98,376	106,376	98,227

Net income	$123,602	$146,958	$413,041	$555,713

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	5,840	(6,540)	82,087	85,180
Total other comprehensive income (loss)	5,840	(6,540)	82,087	85,180
Comprehensive income	$129,442	$140,418	$495,128	$640,893

Loss ratio	27.9%	5.3%	34.9%	4.2%
Expense ratio	16.6	19.9	17.9	21.3
Combined ratio	44.5%	25.1%	52.9%	25.5%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	December 31,	December 31,
(In thousands, except per share amounts)	2020	2019
Assets
Investments
Fixed maturities available for sale, at fair value	$3,838,513	$3,035,385
Short-term investments available for sale, at fair value	726,860	315,362
Total investments available for sale	4,565,373	3,350,747
Other invested assets	88,904	78,873
Total investments	4,654,277	3,429,620
Cash	102,830	71,350
Accrued investment income	19,948	18,535
Accounts receivable	50,140	40,655
Deferred policy acquisition costs	17,005	15,705
Property and equipment	15,095	17,308
Prepaid federal income tax	302,636	261,885
Other assets	40,793	18,367

Total assets	$5,202,724	$3,873,425

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$374,941	$69,362
Unearned premium reserve	250,436	278,887
Net deferred tax liability	305,109	249,620
Credit facility borrowings, net of deferred costs	321,720	224,237
Other accrued liabilities	87,885	66,474
Total liabilities	1,340,091	888,580

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 112,423 shares in 2020 and 98,394 shares in 2019	1,686	1,476
Additional paid-in capital	1,571,163	1,118,655
Accumulated other comprehensive income	138,274	56,187
Retained earnings	2,151,510	1,808,527
Total stockholders' equity	3,862,633	2,984,845

Total liabilities and stockholders' equity	$5,202,724	$3,873,425

Return on average equity	12.1%	20.8%

							Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2020				2019
Selected Income Statement Data	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$214,243	$222,223	$205,904	$191,743	$196,493	$198,304	$188,404	$177,644

Net premiums earned (1)	222,339	222,258	211,471	206,496	207,671	203,473	188,490	177,791
Other revenues (2)	24,860	20,780	24,606	22,344	21,091	22,914	23,402	22,735
Total revenues	247,199	243,038	236,077	228,840	228,762	226,387	211,892	200,526

Losses and expenses:
Provision for losses and LAE	62,073	55,280	175,877	8,063	10,929	9,990	4,960	7,107
Other underwriting and operating expenses	36,825	37,100	38,819	41,947	41,231	41,588	41,520	41,030
Interest expense	2,149	2,227	2,566	2,132	2,218	2,584	2,679	2,670
Total losses and expenses	101,047	94,607	217,262	52,142	54,378	54,162	49,159	50,807

Income before income taxes	146,152	148,431	18,815	176,698	174,384	172,225	162,733	149,719
Income tax expense (3)	22,550	23,895	3,435	27,175	27,426	27,595	26,328	21,999
Net income	$123,602	$124,536	$15,380	$149,523	$146,958	$144,630	$136,405	$127,720

Earnings per share:
Basic	$1.10	$1.11	$0.15	$1.53	$1.50	$1.48	$1.39	$1.31
Diluted	1.10	1.11	0.15	1.52	1.49	1.47	1.39	1.30

Weighted average shares outstanding:
Basic	111,908	111,908	102,500	97,949	97,830	97,822	97,798	97,595
Diluted	112,310	112,134	102,605	98,326	98,376	98,257	98,170	98,104

Other Data:
Loss ratio (4)	27.9%	24.9%	83.2%	3.9%	5.3%	4.9%	2.6%	4.0%
Expense ratio (5)	16.6	16.7	18.4	20.3	19.9	20.4	22.0	23.1
Combined ratio	44.5%	41.6%	101.5%	24.2%	25.1%	25.3%	24.7%	27.1%

Return on average equity (annualized)	13.0%	13.5%	1.8%	19.6%	20.1%	20.8%	20.9%	20.9%

(1) Net premiums earned also includes premiums earned on GSE and other risk share. See Exhibit F.
(2) Certain of our third-party reinsurance agreements contain an embedded derivative as the premium ceded under those agreements will vary based on changes in interest rates. For each of the three month periods noted, Other revenues include net favorable (unfavorable) changes in the fair value of these embedded derivatives as follows: December 31, 2020: ($209); September 30, 2020: ($677); June 30, 2020: $2,502; March 31, 2020: ($4,200); December 31, 2019: ($3,585); September 30, 2019: ($760); June 30, 2019: $1,160 and March 31, 2019: $1,424.

(3) Income tax expense for the three months ended March 31, 2020 and 2019 was reduced by $620 and $1,956, respectively, of excess tax benefits associated with the vesting of common shares and common share units during each period.

(4) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(5) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

							Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2020				2019
Other Data, continued:	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$29,566,820	$36,664,583	$28,163,212	$13,549,299	$15,839,836	$18,719,876	$17,973,505	$10,945,307
New risk written	7,051,173	8,938,544	6,875,250	3,384,171	3,966,363	4,695,611	4,485,217	2,713,389

Bulk:
New insurance written	$—	$—	$—	$151	$—	$6,133	$29,524	$55,002
New risk written	—	—	—	24	—	842	2,129	6,542

Total:
Average gross premium rate (6)	0.49%	0.51%	0.53%	0.51%	0.51%	0.52%	0.51%	0.50%
Average net premium rate (7)	0.43%	0.46%	0.48%	0.48%	0.49%	0.49%	0.49%	0.48%
New insurance written	$29,566,820	$36,664,583	$28,163,212	$13,549,450	$15,839,836	$18,726,009	$18,003,029	$11,000,309
New risk written	$7,051,173	$8,938,544	$6,875,250	$3,384,195	$3,966,363	$4,696,453	$4,487,346	$2,719,931
Insurance in force (end of period)	$198,882,352	$190,811,292	$174,646,273	$165,615,503	$164,005,853	$160,962,192	$153,317,157	$143,181,641
Gross risk in force (end of period) (8)	$49,565,150	$47,838,668	$43,993,989	$41,865,977	$41,402,950	$40,540,289	$38,531,090	$35,925,830
Risk in force (end of period)	$41,339,262	$41,219,216	$39,113,879	$38,290,022	$38,947,857	$38,784,584	$37,034,687	$34,744,417
Policies in force	799,893	781,836	733,651	706,714	702,925	693,085	666,705	629,808
Weighted average coverage (9)	24.9%	25.1%	25.2%	25.3%	25.2%	25.2%	25.1%	25.1%
Annual persistency	60.1%	64.2%	67.9%	73.9%	77.5%	82.1%	84.8%	85.1%

Loans in default (count)	31,469	35,464	38,068	5,841	5,947	5,232	4,405	4,096
Percentage of loans in default	3.93%	4.54%	5.19%	0.83%	0.85%	0.75%	0.66%	0.65%

Other Risk in Force
GSE and other risk share (10)	$1,416,719	$1,216,353	$1,031,699	$1,100,966	$895,374	$849,184	$802,530	$771,175

Credit Facility
Borrowings outstanding	$325,000	$425,000	$425,000	$425,000	$225,000	$225,000	$225,000	$225,000
Undrawn committed capacity	$300,000	$75,000	$75,000	$75,000	$275,000	$275,000	$275,000	$275,000
Weighted average interest rate (end of period)	2.19%

(6) Average gross premium rate is calculated by dividing annualized premiums earned for the U.S. mortgage insurance portfolio, before reductions for premiums ceded under third-party reinsurance, by average insurance in force for the period.

(7) Average net premium rate is calculated by dividing annualized net premiums earned for the U.S. mortgage insurance portfolio by average insurance in force for the period.
(8) Gross risk in force includes risk ceded under third-party reinsurance.
(9) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(10) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Re provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
($ in thousands)
>=760	$13,330,379	45.1%	$6,486,486	40.9%	$48,037,084	44.5%	$25,738,423	40.5%
740-759	5,069,530	17.1	2,880,429	18.2	19,385,541	17.9	11,152,853	17.6
720-739	4,134,782	14.0	2,401,806	15.2	15,744,485	14.6	9,340,180	14.7
700-719	3,385,670	11.5	1,860,120	11.7	12,409,936	11.5	7,555,687	11.9
680-699	1,743,694	5.9	1,235,223	7.8	6,871,511	6.4	5,248,330	8.3
<=679	1,902,765	6.4	975,772	6.2	5,495,357	5.1	4,443,051	7.0
Total	$29,566,820	100.0%	$15,839,836	100.0%	$107,943,914	100.0%	$63,478,524	100.0%

Weighted average credit score	748		745		749		744

NIW by LTV
	Three Months Ended				Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
($ in thousands)
85.00% and below	$6,317,550	21.4%	$2,084,932	13.2%	$20,124,987	18.6%	$7,874,266	12.4%
85.01% to 90.00%	9,629,373	32.6	4,757,915	30.0	34,020,882	31.5	17,847,603	28.1
90.01% to 95.00%	11,134,923	37.6	6,771,196	42.7	42,517,221	39.4	26,852,903	42.3
95.01% and above	2,484,974	8.4	2,225,793	14.1	11,280,824	10.5	10,903,752	17.2
Total	$29,566,820	100.0%	$15,839,836	100.0%	$107,943,914	100.0%	$63,478,524	100.0%

Weighted average LTV	91%		92%		91%		92%

NIW by Product
	Three Months Ended				Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
Single Premium policies		7.7%		10.4%		9.0%		11.1%
Monthly Premium policies		92.3		89.6		91.0		88.9
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Year Ended
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
Purchase		61.6%		71.8%		60.4%		80.4%
Refinance		38.4		28.2		39.6		19.6
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	December 31, 2020		September 30, 2020		December 31, 2019
($ in thousands)
>=760	$82,452,139	41.5%	$78,923,142	41.4%	$68,123,523	41.5%
740-759	34,538,761	17.3	33,229,396	17.4	27,886,603	17.0
720-739	29,599,646	14.9	28,496,228	15.0	24,069,139	14.7
700-719	23,807,982	12.0	22,748,385	11.9	19,183,219	11.7
680-699	15,538,235	7.8	15,302,772	8.0	13,713,164	8.4
<=679	12,945,589	6.5	12,111,369	6.3	11,030,205	6.7
Total	$198,882,352	100.0%	$190,811,292	100.0%	$164,005,853	100.0%

Weighted average credit score	745		745		745

Gross RIF by FICO score	December 31, 2020		September 30, 2020		December 31, 2019
($ in thousands)
>=760	$20,336,799	41.0%	$19,606,502	41.0%	$17,082,683	41.3%
740-759	8,682,265	17.5	8,395,009	17.5	7,056,654	17.0
720-739	7,504,065	15.1	7,251,499	15.2	6,150,334	14.9
700-719	5,970,851	12.1	5,738,412	12.0	4,873,597	11.8
680-699	3,887,059	7.9	3,853,734	8.0	3,491,755	8.4
<=679	3,184,111	6.4	2,993,512	6.3	2,747,927	6.6
Total	$49,565,150	100.0%	$47,838,668	100.0%	$41,402,950	100.0%

Portfolio by LTV
IIF by LTV	December 31, 2020		September 30, 2020		December 31, 2019
($ in thousands)
85.00% and below	$27,308,296	13.7%	$23,979,065	12.6%	$17,128,008	10.5%
85.01% to 90.00%	58,606,394	29.5	55,453,633	29.1	46,771,386	28.5
90.01% to 95.00%	86,169,485	43.3	84,573,433	44.3	76,611,494	46.7
95.01% and above	26,798,177	13.5	26,805,161	14.0	23,494,965	14.3
Total	$198,882,352	100.0%	$190,811,292	100.0%	$164,005,853	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	December 31, 2020		September 30, 2020		December 31, 2019
($ in thousands)
85.00% and below	$3,142,034	6.3%	$2,759,320	5.8%	$1,977,361	4.8%
85.01% to 90.00%	14,061,553	28.4	13,307,205	27.8	11,249,383	27.2
90.01% to 95.00%	24,895,471	50.2	24,391,376	51.0	21,981,598	53.1
95.01% and above	7,466,092	15.1	7,380,767	15.4	6,194,608	14.9
Total	$49,565,150	100.0%	$47,838,668	100.0%	$41,402,950	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	December 31, 2020		September 30, 2020		December 31, 2019
($ in thousands)
FRM 30 years and higher	$187,704,000	94.4%	$180,135,430	94.4%	$154,905,519	94.5%
FRM 20-25 years	4,365,585	2.2	3,945,019	2.1	2,854,560	1.7
FRM 15 years	4,776,068	2.4	4,417,092	2.3	3,300,715	2.0
ARM 5 years and higher	2,036,699	1.0	2,313,751	1.2	2,945,059	1.8
Total	$198,882,352	100.0%	$190,811,292	100.0%	$164,005,853	100.0%

								Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2020				2019
($ in thousands)	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
GSE and other risk share (1):
Premiums earned	$13,624	$11,132	$10,655	$10,778	$9,867	$9,284	$8,622	$7,894

Risk in Force	$1,416,719	$1,216,353	$1,031,699	$1,100,966	$895,374	$849,184	$802,530	$771,175

Weighted average credit score	746	747	746	746	745	746	748	747
Weighted average LTV	84%	84%	85%	85%	85%	85%	85%	85%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
December 31, 2020

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$6,135,672	10.1%	35,975	83.2%	69.9%	4.2%	13.5%	43.8%	3.3%	1,985	5.52%
2015	26,193,656	5,674,591	21.7	30,252	86.2	63.4	3.1	16.5	41.4	4.6	1,615	5.34
2016	34,949,319	11,314,546	32.4	55,969	86.8	62.6	7.9	14.4	44.7	6.4	3,154	5.64
2017	43,858,322	16,268,294	37.1	82,036	89.2	63.0	16.5	18.2	39.5	9.7	5,614	6.84
2018	47,508,525	18,677,363	39.3	89,550	93.0	65.4	21.3	18.7	35.8	16.4	6,903	7.71
2019	63,569,183	38,688,532	60.9	156,164	82.9	63.0	20.4	17.6	36.7	31.2	9,230	5.91
2020	107,944,065	102,123,354	94.6	349,947	60.5	50.1	10.7	11.6	44.1	24.5	2,968	0.85
Total	$384,691,921	$198,882,352	51.7	799,893	73.2	56.8	13.5	14.3	41.5	10.0	31,469	3.93

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

														Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
December 31, 2020
($ in thousands)
Excess of Loss Reinsurance
			Original Reinsurance in Force			Remaining Reinsurance in Force						Earned Premiums Ceded
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN (1)	Other Reinsurance (2)	Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (6)
2015 & 2016	$16,329,165	$4,411,094	$333,844	$—	$333,844	$216,480	$—	$216,480	$—	$208,111	$207,787	$1,246	$5,778	$88,169
2017	15,856,384	4,052,481	424,412	165,167	589,579	242,123	165,167	407,290	—	224,689	218,838	2,714	11,576	97,119
2018	18,295,450	4,646,734	473,184	118,650	591,834	325,537	76,144	401,681	—	253,643	251,262	3,268	14,203	158,139
2019 (3)	22,137,416	5,643,954	495,889	55,102	550,991	495,889	55,102	550,991	—	215,605	215,509	2,852	11,351	304,954
2019 & 2020 (4)	48,570,459	12,141,563	399,159	—	399,159	399,159	—	399,159	—	465,690	465,690	4,744	4,744	362,497
Total	$121,188,874	$30,895,826	$2,126,488	$338,919	$2,465,407	$1,679,188	$296,413	$1,975,601	$—	$1,367,738	$1,359,086	$14,824	$47,652	$1,010,878

Quota Share Reinsurance
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year		Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (6)
2019 & 2020	(5)	$117,856,260	$28,865,874	$25,756,347	$6,250,287	$7,188	$19,038	$4,598	$11,024	$16,370	$41,086	$411,948

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Reinsurance coverage on new insurance written from January 1, 2019 through August 31, 2019.
(4) Reinsurance coverage on new insurance written from September 1, 2019 through July 31, 2020.
(5) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies written from September 1, 2019 through December 31, 2020.
(6) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	December 31, 2020	September 30, 2020	December 31, 2019
CA	12.0%	11.2%	10.0%
TX	9.7	9.6	8.6
FL	8.7	8.5	7.9
CO	4.1	4.1	3.7
WA	3.8	3.9	4.4
AZ	3.6	3.5	3.3
IL	3.4	3.5	3.7
NJ	3.3	3.4	3.6
VA	3.1	3.2	3.2
MD	3.0	3.0	2.8
All Others	45.3	46.1	48.8
Total	100.0%	100.0%	100.0%

Gross RIF by State
	December 31, 2020	September 30, 2020	December 31, 2019
CA	11.8%	11.0%	9.8%
TX	10.0	9.9	8.9
FL	9.0	8.7	8.0
CO	4.1	4.0	3.6
WA	3.8	3.9	4.4
AZ	3.5	3.4	3.2
IL	3.3	3.4	3.5
NJ	3.2	3.3	3.6
GA	3.1	3.1	3.3
VA	3.1	3.1	3.1
All Others	45.1	46.2	48.6
Total	100.0%	100.0%	100.0%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Beginning default inventory	35,464	5,232	5,947	4,024
Plus: new defaults	8,745	3,826	62,649	13,304
Less: cures	(12,679)	(3,027)	(36,711)	(10,985)
Less: claims paid	(49)	(80)	(378)	(377)
Less: rescissions and denials, net	(12)	(4)	(38)	(19)
Ending default inventory	31,469	5,947	31,469	5,947

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
($ in thousands)	2020	2019	2020	2019
Reserve for losses and LAE at beginning of period	$307,737	$61,436	$69,362	$49,464
Less: Reinsurance recoverables	11,898	—	71	—
Net reserve for losses and LAE at beginning of period	295,839	61,436	69,291	49,464
Add provision for losses and LAE occurring in:
Current period	63,949	12,658	317,516	50,562
Prior years	(1,876)	(1,729)	(16,223)	(17,576)
Incurred losses and LAE during the period	62,073	10,929	301,293	32,986
Deduct payments for losses and LAE occurring in:
Current period	524	631	1,018	1,288
Prior years	1,508	2,443	13,686	11,871
Loss and LAE payments during the period	2,032	3,074	14,704	13,159
Net reserve for losses and LAE at end of period	355,880	69,291	355,880	69,291
Plus: Reinsurance recoverables	19,061	71	19,061	71
Reserve for losses and LAE at end of period	$374,941	$69,362	$374,941	$69,362

Claims
	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Number of claims paid	49	80	378	377
Total amount paid for claims (in thousands)	$1,922	$2,922	$14,354	$12,613
Average amount paid per claim (in thousands)	$39	$37	$38	$33
Severity	62%	76%	75%	74%

					Exhibit J, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims
U.S. Mortgage Insurance Portfolio

	December 31, 2020
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,631	21%	$47,905	14%	$384,668	12%
Four to eleven payments	23,543	75	260,593	76	1,553,593	17
Twelve or more payments	1,243	4	32,593	9	67,501	48
Pending claims	52	—	2,199	1	2,843	77
Total case reserves (1)	31,469	100%	343,290	100%	$2,008,605	17
IBNR			25,747
LAE			4,831
Total reserves for losses and LAE (1)			$373,868

Average reserve per default:
Case			$10.9
Total			$11.9

Default Rate	3.93%

(1) The U.S. Mortgage Insurance Portfolio reserves exclude reserves on GSE and other risk share at Essent Re of $1,073.

	December 31, 2019
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,310	56%	$15,793	25%	$177,238	9%
Four to eleven payments	2,035	34	28,006	44	108,743	26
Twelve or more payments	473	8	13,549	22	27,152	50
Pending claims	129	2	5,832	9	6,777	86
Total case reserves (2)	5,947	100%	63,180	100%	$319,910	20
IBNR			4,738
LAE			1,265
Total reserves for losses and LAE (2)			$69,183

Average reserve per default:
Case			$10.6
Total			$11.6

Default Rate	0.85%

(2) The U.S. Mortgage Insurance Portfolio reserves exclude reserves on GSE and other risk share at Essent Re of $179.

				Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	December 31, 2020		December 31, 2019
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$268,444	5.9%	$242,206	7.2%
U.S. agency securities	18,085	0.4	33,605	1.0
U.S. agency mortgage-backed securities	995,905	21.8	848,334	25.3
Municipal debt securities	551,517	12.1	361,638	10.8
Non-U.S. government securities	61,607	1.3	54,995	1.7
Corporate debt securities	1,126,512	24.7	880,301	26.3
Residential and commercial mortgage securities	409,282	9.0	288,281	8.6
Asset-backed securities	454,717	9.9	326,025	9.7
Money market funds	679,304	14.9	315,362	9.4
Total investments available for sale	$4,565,373	100.0%	$3,350,747	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	December 31, 2020		December 31, 2019
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,564,746	56.2%	$1,817,905	54.2%
Aa1	133,100	2.9	109,122	3.3
Aa2	260,462	5.7	145,282	4.3
Aa3	204,917	4.5	159,599	4.8
A1	249,710	5.5	206,643	6.2
A2	401,175	8.8	183,780	5.5
A3	229,882	5.0	191,933	5.7
Baa1	260,602	5.7	232,490	6.9
Baa2	178,926	3.9	179,664	5.4
Baa3	48,199	1.1	65,119	1.9
Below Baa3	33,654	0.7	59,210	1.8
Total investments available for sale	$4,565,373	100.0%	$3,350,747	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	December 31, 2020		December 31, 2019
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,568,505	34.4%	$1,038,782	31.0%
1 to < 2 Years	581,003	12.7	306,148	9.1
2 to < 3 Years	616,069	13.5	348,708	10.4
3 to < 4 Years	426,333	9.3	361,147	10.8
4 to < 5 Years	367,633	8.1	443,382	13.2
5 or more Years	1,005,830	22.0	852,580	25.5
Total investments available for sale	$4,565,373	100.0%	$3,350,747	100.0%

Pre-tax investment income yield:
Three months ended December 31, 2020	2.00%
Year ended December 31, 2020	2.11%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of December 31, 2020	$562,714
As of December 31, 2019	$98,376

		Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	December 31, 2020	December 31, 2019
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$2,659,161	$2,335,828

Combined net risk in force (2)	$29,493,572	$29,460,191

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	11.5:1	13.1:1
Essent Guaranty of PA, Inc.	1.7:1	2.9:1
Combined (4)	11.1:1	12.6:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$2,855,923	$2,337,086
Minimum Required Assets	1,647,225	1,499,369
PMIERs excess Available Assets	$1,208,698	$837,717

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,101,003	$939,360

Net risk in force (2)	$12,892,300	$10,314,942

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.

Exhibit M
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is the basis for measures used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units and dividend equivalent units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of December 31, 2020 and December 31, 2019, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of December 31, 2020 and December 31, 2019 in accordance with Regulation G:

(In thousands, except per share amounts)	December 31, 2020	December 31, 2019

Numerator:
Total Stockholders' Equity (Book Value)	$3,862,633	$2,984,845

Subtract: Accumulated Other Comprehensive Income	138,274	56,187

Adjusted Book Value	$3,724,359	$2,928,658

Denominator:
Total Common Shares Outstanding	112,423	98,394

Add: Restricted Share Units and Dividend Equivalent Units Outstanding	513	356

Total Common Shares and Share Units Outstanding	112,936	98,750

Adjusted Book Value per Share	$32.98	$29.66